UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 11, 2015

DSG GLOBAL INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53988	26-1134956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 - 5455 152nd Street
Surrey, British Columbia V3S 5A5
Canada
(Address of Principal Executive Offices)

(877) 589-8806
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 11, 2015, our subsidiary, DSG TAG Systems Inc. (“DSG TAG”), entered into a Third Addendum to Subscription Agreement / Debt Settlement (the “Addendum”) with Westergaard Holdings Ltd. (“Westergaard Holdings”), an affiliate of Keith Westergaard, a member of our board of directors.  The Addendum amends that certain Subscription / Debt Settlement Agreement dated September 26, 2014 between DSG TAG and Westergaard Holdings, as previously amended by that certain Addendum to Subscription / Debt Settlement Agreement dated October 7, 2014 and that certain Second Addendum to Subscription / Debt Settlement Agreement dated April 29, 2015 (as previously amended, the “Settlement Agreement”).

Westergaard Holdings owns 4,309,384 shares (the “Series A Shares”) of Series A Convertible Preferred Stock of DSG TAG. Pursuant to the Settlement Agreement, DSG TAG has agreed that DSG Global Inc. will complete financings for gross proceeds of at least $10 million and use a portion of the proceeds to redeem all of the Series A Shares.  The Addendum modifies the redemption provisions, which now obligate us to raise capital and redeem the Series A Shares at a price of $1.25 per share as follows:

(i)	On or before August 31, 2015, we must complete a financing for gross proceeds of at least $2.5 million and use at least $1.125 million to redeem a minimum of 900,000 Series A Shares;

(ii)
On or before September 30, 2015, we must complete an additional financing for gross proceeds of at least $2.5 million and use at least $1.125 million to redeem a minimum of 900,000 additional Series A Shares; and

(iii)	On or before November 1, 2015, we must complete an additional financing for gross proceeds of at least $5.0 million and use at least $3.14 million to redeem the remaining 2,509,384 Series A Shares.

The foregoing summary of the Addendum does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Addendum and the Settlement Agreement filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On August 11, 2015, the board of directors of DSG Global Inc. approved the issuance by our subsidiary, DSG TAG Systems Inc., of a convertible promissory note (the “Note”), dated effective as of March 31, 2015, in the amount of $310,000 payable to Adore Creative Agency, Inc. (“Adore”) for advertising, branding and related services.  Rupert Wainwright, President and Creative Director of Adore, is a member of our board of directors.

The Note bears interest at the rate of 5% per annum and is due and payable on March 30, 2016.  The Note is convertible into shares of our common stock, par value $0.001 per share, at a conversion price of $1.25 per share at any time prior to its maturity, and can be pre-paid by DSG TAG at any time upon 10 business days’ advance notice Adore.  We granted Adore “piggyback” registration rights with respect to the shares of common stock that can be acquired upon conversion of the Note.

We believe the offer, sale and issuance of the Note was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) by virtue of Section 4(a)(2) of the Securities Act as a transaction not involving a public offering. Adore represented its intention to acquire the Note and the shares of common stock issuable upon conversion thereof for investment only and not with a view to or for sale in connection with any distribution thereof, and an appropriate legend was placed on the Note and will be placed upon any stock certificates issued upon conversion thereof.  The Note was issued in payment for services rendered by Adore and did not involve any general solicitation or advertising.  Adore represented to us that it was an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

The foregoing summary of the Note does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Note filed as Exhibit 10.5 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 11, 2015, our board of directors increased the size of the board from six to seven directors, and appointed Mr. Kenneth (Kim) Marsh, CAMS, CFE (age 62) as a director to fill the vacancy created upon the expansion in the size of the board.  Mr. Marsh has a distinguished record of achievement in the areas of international financial crime and anti-money laundering. As Executive Vice President, International Operations, of IPSA International, Inc., an investigative consulting services company and a subsidiary of Root9B Technologies, Inc. (OTCMKTS: RTNB), Mr. Marsh brings 40 years of investigative experience to corporate, legal, financial, and government clients throughout Europe, the Middle East, Africa, South America and Asia.  Based in Vancouver, Mr. Marsh specializes in multi-jurisdictional financial and due diligence investigations, as well as anti-money laundering assignments targeting offshore and onshore tax havens.  Mr. Marsh has worked with IPSA International, Inc. since 2002.  Prior to joining the private sector in 1998, Mr. Marsh served for 25 years with the Royal Canadian Mounted Police.

Prior to his appointment as a member of our board of directors, Mr. Marsh did not have any material relationship with us and no such relationship is currently proposed.  Mr. Marsh does not have any family relationships with any of our other directors or executive officers.  There are no understandings or arrangements between Mr. Marsh and any other person pursuant to which Mr. Marsh was selected as a director.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit
Number	Description

10.1	Subscription Agreement / Debt Settlement (the “Addendum”), dated September 26, 2014, between DSG TAG Systems Inc. and Westergaard Holdings Ltd.

10.2	Addendum to Subscription Agreement / Debt Settlement (the “Addendum”), dated October 7, 2014, between DSG TAG Systems Inc. and Westergaard Holdings Ltd.

10.3	Second Addendum to Subscription Agreement / Debt Settlement (the “Addendum”), dated April 29, 2015, between DSG TAG Systems Inc. and Westergaard Holdings Ltd.

10.4	Third Addendum to Subscription Agreement / Debt Settlement (the “Addendum”), dated August 11, 2015, between DSG TAG Systems Inc. and Westergaard Holdings Ltd.

10.5	Convertible Note of DSG TAG Systems Inc., dated March 31, 2015, payable to Adore Creative Agency, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2015	DSG Global Inc.

By:	/s/ Robert Silzer
Robert Silzer
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Subscription Agreement / Debt Settlement (the “Addendum”), dated September 26, 2014, between DSG TAG Systems Inc. and Westergaard Holdings Ltd.

10.2	Addendum to Subscription Agreement / Debt Settlement (the “Addendum”), dated October 7, 2014, between DSG TAG Systems Inc. and Westergaard Holdings Ltd.

10.3	Second Addendum to Subscription Agreement / Debt Settlement (the “Addendum”), dated April 29, 2015, between DSG TAG Systems Inc. and Westergaard Holdings Ltd.

10.4	Third Addendum to Subscription Agreement / Debt Settlement (the “Addendum”), dated August 11, 2015, between DSG TAG Systems Inc. and Westergaard Holdings Ltd.

10.5	Convertible Note of DSG TAG Systems Inc., dated March 31, 2015, payable to Adore Creative Agency, Inc.